EXHIBIT 10.15


                                    AMENDMENT



     AMENDMENT, dated as of January 15, 1996, among Zivi R. Nedivi, Joram D. Rosenfeld and Yoav Stern (each a "Stockholder" and collectively, the "Stockholders").

                              W I T N E S S E T H:


     WHEREAS, the Stockholders are parties to a Stockholders Agreement dated August 24, 1995 (the "Stockholders Agreement") pursuant to which the Stockholders agreed, among other things, to restrict the disposition of the Shares owned by them (capitalized terms used herein not otherwise defined shall have the meanings given to them in the Stockholders Agreement);

     WHEREAS, on the date hereof, the Stockholders have formed Helix Capital Corporation, L.L.C., a Delaware limited liability company ("Helix");

     WHEREAS, the Stockholders desire to contribute capital to Helix in the form of the promissory notes attached hereto as EXHIBIT A (the "Notes") and Helix is desirous of accepting such capital contribution on the condition that the Shares are pledged as collateral for the Notes;

     WHEREAS, in connection therewith, the Stockholders have agreed to amend the Stockholders Agreement pursuant to the terms and provisions contained herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. DISPOSITION OF SHARES. Section 3(a) of the Stockholders Agreement is hereby amended by adding at the end thereof the following phrase:


          "and the issuance of, and in accordance with the terms of, the Secured Non-Recourse Promissory Notes issued by each Stockholder to Helix Capital Corporation, L.L.C. on the date hereof, which Notes are secured by, among other things, the Shares."

          2. EXERCISE BY HELIX. The Stockholders agree that notwithstanding anything contained in the Stockholders Agreement to the contrary, any exercise by Helix of the rights granted to it pursuant to the Notes shall not constitute a violation or breach of the Stockholders Agreement, including without limitation, the right

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to purchase the Shares in accordance with the terms of the Notes and the right, upon a default of the Notes, to exercise all ownership rights to the Shares.

          3. STOCKHOLDER CAPACITY. Each Stockholder executing this Amendment does not make any agreement or understanding herein in his capacity as an officer or director of the Company. Each Stockholder signs solely in his capacity as the record and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Stockholder's Shares.

          4. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of laws thereunder.

          5. EFFECT OF AMENDMENT. Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or provision of the Stockholders Agreement, and all such terms and provisions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

          6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed being deemed an original and all of which taken together constituting one and the same agreement.

          7. SECTION HEADINGS. The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents thereof.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first above written.


                                              /s/ ZIVI R. NEDIVI
                                             -------------------------------
                                              Zivi R. Nedivi


                                              /s/ JORAM D. ROSENFELD
                                              ------------------------------
                                              Joram D. Rosenfeld


                                              /s/ YOAV STERN
                                              ------------------------------
                                              Yoav Stern